Exhibit 99.1

          GLADSTONE COMMERCIAL CORPORATION ANNOUNCES FINANCIAL RESULTS
            FOR THE YEAR ENDED DECEMBER 31, 2004: NET INCOME OF $0.21
         PER WEIGHTED AVERAGE COMMON SHARE AND FUNDS FROM OPERATIONS OF
                 $0.34 PER DILUTED WEIGHTED AVERAGE COMMON SHARE

    MCLEAN, Va., March 8 /PRNewswire-FirstCall/ -- Gladstone Commercial Corp. (Nasdaq: GOOD) (the "Company") reported today financial results for the quarter and year ended December 31, 2004. Net income for the year ended December 31, 2004 was $1,623,928, or $0.21 per basic and diluted weighted average common share, compared to a net loss for the period from February 14, 2003 (inception) through December 31, 2003 of $240,871, or $0.07 per basic and diluted weighted average common share. Funds from Operations ("FFO") for the year ended December 31, 2004 was $2,597,273 or $0.34 per diluted weighted average common share.

    Net Income for the three months ended December 31, 2004 was $999,920, or $0.13 per basic and diluted weighted average common share, compared to a net loss of $126,009, or $0.02 per basic and diluted weighted average common share for the three months ended December 31, 2003. FFO for the three months ended December 31, 2004 was $1,454,132 or $0.19 per diluted weighted average common share.

    In the fourth quarter of 2004, the Company added four additional properties to its portfolio, for an aggregate purchase price of approximately $12.8 million. At December 31, 2004, the Company had approximately $75.8 million invested from its initial public offering in twelve real properties and one mortgage loan. Subsequent to December 31, 2004, the Company acquired two properties for an aggregate cost of $12.4 million. Also subsequent to the year end the company announced that it had arranged a warehouse line of credit with BB&T Bank for up to $50 million.

    "The fourth quarter showed positive growth and results for the Company, and we look forward to 2005. We have a backlog of new purchases that we believe will permit us to increase our future dividend. We also expect to receive long-term mortgages on some of our investments and expect to begin using our new warehouse line of credit to make new investments," said a spokesperson for the Company.

    The National Association of Real Estate Investment Trusts (NAREIT) developed FFO, as a relative non-GAAP (Generally Accepted Accounting Principles) supplemental measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO, as defined by NAREIT, is net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income (loss)), and should not be considered an alternative to either net income (loss) as an indication of our performance or to cash flow from operations as a measure of liquidity or ability to make distributions.

    A reconciliation of net income, which we believe is the most directly comparable GAAP measure, to FFO is set forth below:

                                                                      For the
                                                                       period
                                                                    February 14,
                                                      Year ended        2003
                                                       through      (inception)
                                                     December 31,   December 31,
                                                         2004           2003
                                                     ------------   ------------
Net income                                           $  1,623,928   $   (240,871)
Real estate depreciation and
 amortization                                             973,345          5,827
Funds from operations                                   2,597,273       (235,044)

Weighted average shares outstanding -
 diluted                                                7,708,534      3,229,119

Diluted net income (loss) per
 weighted average common share                       $       0.21   $      (0.07)
Diluted funds from operations per
 weighted average common share                       $       0.34   $      (0.07)

                                                    For the three   For the three
                                                     months ended   months ended
                                                     December 31,    December 31,
                                                         2004           2003
                                                    -------------   -------------
Net income (loss)                                   $     999,920   $    (126,009)
Real estate depreciation and
 amortization                                             454,212           5,827
Funds from operations                                   1,454,132        (120,182)

Weighted average shares outstanding -
 diluted                                                7,725,434       7,674,455

Diluted net income (loss) per
 weighted average common share                      $        0.13   $       (0.02)
Diluted funds from operations per
 weighted average common share                      $        0.19   $       (0.02)

    To learn more about our FFO please refer to our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission ("SEC") today and on our web site at http://www.GladstoneCommercial.com.

    The financial statements attached below are without footnotes so readers should obtain and carefully review our Form 10-K for the year ended December 31, 2004, including the footnotes to the financial statements contained therein. We have filed the Form 10-K today with the SEC and the Form 10-K can be retrieved at the SEC website at http://www.SEC.gov or the website for Gladstone Commercial at http://www.GladstoneCommercial.com.

    Gladstone Commercial will have a conference call at 10:30 am EST, March 9, 2005. To enter the call please dial 866-244-4526 and use the confirmation code 658722. An operator will monitor the call and set a queue for questions. To hear the replay of the call please dial 888-266-2081 and use the confirmation code 658722. The replay will be available until April 9, 2005.

    For further information contact our Chief Financial Officer, Harry Brill, at 703-286-7000.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company and the closing of any transaction. Words such as "believes," "intend," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Annual Report on Form 10-K for the year ended, December 31, 2004, as filed with the Securities and Exchange Commission on March 8, 2005. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

                        Gladstone Commercial Corporation
                           Consolidated Balance Sheets

                                                     December 31,   December 31,
                                                         2004           2003
                                                     ------------   ------------
ASSETS
Real estate, net                                     $ 60,466,330   $  5,436,153
Mortgage note receivable                               11,107,717              -
Cash and cash equivalents                              29,153,987     99,075,765
Funds held in escrow                                    1,060,977              -
Interest receivable - mortgage note                        64,795              -
Interest receivable - employees                             4,792              -
Deferred rent receivable                                  210,846              -
Prepaid expenses                                          170,685        191,432
Other assets                                              114,819              -
Lease intangibles, net of accumulated
 amortization of $194,047 and $1,208,
 respectively                                           3,230,146        358,020

TOTAL ASSETS                                          105,585,094    105,061,370

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Due to Adviser                                            129,231        234,295
Accounts payable and accrued expenses                     168,389              -
Dividends payable                                         920,040         76,420
Rent received in advance, security
 deposits and funds held in escrow                      1,674,741              -

Total Liabilities                                       2,892,401        310,715

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value,
 20,000,000 shares authorized and
 7,667,000 and 7,642,000 shares
 issued and outstanding, respectively                       7,667          7,642
Additional paid in capital                            105,427,549    105,060,304
Notes receivable - employees                             (375,000)             -
Distributions in excess of
 accumulated earnings                                  (2,367,523)      (317,291)

Total Stockholders' Equity                            102,692,693    104,750,655

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                              $105,585,094   $105,061,370

                        Gladstone Commercial Corporation
                      Consolidated Statements of Operations

                                                                       For the
                                                                       period
                                                                    February 14,
                                                                        2003
                                                        For the      (inception)
                                                      Year ended      through
                                                     December 31,   December 31,
                                                         2004           2003
                                                     ------------   ------------
OPERATING REVENUES
    Rental income                                    $  3,331,215   $     12,180
    Interest income from mortgage note
     receivable                                           981,187              -
        Total operating revenues                        4,312,402         12,180

OPERATING EXPENSES
    Management advisory fee                             1,187,776        317,188
    Depreciation and amortization                         973,345          5,827
    Insurance                                             250,816        111,240
    Professional Fees                                     448,969         39,511
    General and administrative                            442,227         83,382
        Total operating expenses                        3,303,133        557,148

Net income (loss) from operations                       1,009,269       (544,968)

Interest income from temporary
 investments                                              608,617        304,097
Interest income - employee loans                            6,042              -

NET INCOME (LOSS)                                    $  1,623,928   $   (240,871)


Earnings (loss) per weighted average
 common share
    Basic                                            $       0.21   $      (0.07)
    Diluted                                          $       0.21   $      (0.07)

Weighted average shares outstanding
    Basic                                               7,649,855      3,229,119
    Diluted                                             7,708,534      3,229,119

                        Gladstone Commercial Corporation
                      Consolidated Statements of Operations

                                                     For the three   For the three
                                                     months ended    months ended
                                                     December 31,    December 31,
                                                         2004            2003
                                                     -------------   -------------
OPERATING REVENUES
    Rental income                                    $   1,663,677   $      12,180
    Interest income from mortgage note
     receivable                                            284,128               -
        Total operating revenues                         1,947,805          12,180

OPERATING EXPENSES
    Management advisory fee                                344,416         193,092
    Depreciation and amortization                          454,212           5,827
    Insurance                                               62,262          60,734
    Professional Fees                                      135,165          29,511
    General and administrative                              76,538          61,590
        Total operating expenses                         1,072,593         350,754

Net income (loss) from operations                          875,212        (338,574)

Interest income from temporary
 investments                                               119,916         212,565
Interest income - employee loans                             4,792               -

NET INCOME (LOSS)                                    $     999,920   $    (126,009)

Earnings (loss) per weighted average
 common share
    Basic                                            $        0.13   $       (0.02)
    Diluted                                          $        0.13   $       (0.02)

Weighted average shares outstanding
    Basic                                                7,667,000       7,642,000
    Diluted                                              7,725,434       7,674,455

                        Gladstone Commercial Corporation
                      Consolidated Statements of Cash Flows

                                                                       For the
                                                                       period
                                                                    February 14,
                                                                        2003
                                                        For the      (inception)
                                                      Year ended      through
                                                     December 31,   December 31,
                                                         2004           2003
                                                     ------------   ------------
Cash flows from operating activities:
  Net income (loss)                                  $  1,623,928   $   (240,871)
Adjustments to reconcile net income
 (loss) to net cash provided by (used in)
 operating activities:
    Depreciation and amortization                         973,345          5,827
Changes in assets and liabilities:
    Increase in mortgage interest
     receivable                                           (64,795)             -
    Increase in employee interest
     receivable                                            (4,792)             -
    Decrease (increase) in prepaid
     expenses                                              20,747       (191,432)
    Increase in other assets                              (64,819)             -
    Increase in deferred rent receivable                 (210,846)             -
    Increase in accounts payable and
     accrued expenses                                     168,389              -
    (Decrease) increase in due to Adviser                (105,064)       234,295
    Increase in rent received in
     advance and security deposits                        613,764              -
         Net cash provided by (used in)
          operating activities                          2,949,857       (192,181)

Cash flows from investing activities:
  Acquisition of real estate                          (58,875,648)    (5,800,000)
  Issuance of mortgage note receivable                (11,170,000)             -
  Deposit on future acquisition                           (50,000)
  Principal repayments on mortgage
   note receivable                                         62,283              -
         Net cash used in investing
          activities                                  (70,033,365)    (5,800,000)

Cash flows from financing activities:
  Proceeds from share issuance                                  -    105,067,946
  Offering costs                                           (7,730)             -
  Dividends paid                                       (2,830,540)             -
         Net cash (used in) provided
          by financing activities                      (2,838,270)   105,067,946

Net (decrease) increase in cash and
 cash equivalents                                     (69,921,778)    99,075,765

Cash and cash equivalents, beginning
 of period                                             99,075,765              -

Cash and cash equivalents, end of
 period                                              $ 29,153,987   $ 99,075,765

Non-cash financing activities:

Notes receivable issued in exchange
 for common stock associated with the
 exercise of employee stock options                  $    375,000   $          -

SOURCE  Gladstone Commercial Corporation
    -0-                             03/08/2005
    /CONTACT: Harry Brill, Chief Financial Officer of Gladstone Commercial Corporation, +1-703-286-7000/
    /Web site:  http://www.gladstonecommercial.com/
    (GOOD)